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                                   COMC, INC.
                             1999 STOCK OPTION PLAN


        1. Purpose. This COMC, Inc. 1999 Stock Option Plan (the "Plan") is established to create additional incentives for certain valued employees, directors, consultants and advisors of COMC, Inc. (the "Company") and to promote the financial success and progress of the Company. It is intended that (i) options which qualify as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code of 1986 as amended or superseded, and
(ii) options which are nonincentive stock options ("Nonincentive Options") may be granted under this Plan.

        2. Effective Date and Term of the Plan.

           a. This Plan shall become effective on the date of its adoption by the Board of Directors of the Company (the "Board"), provided the Plan is approved by the shareholders of the Company within twelve months before or after that date. If the Plan is not so approved by the shareholders of the Company, all options granted under this Plan shall be rescinded and shall be void.

           b. This Plan shall terminate upon the earlier of (i) ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board pursuant to Section 16 hereof. All options outstanding on the date of termination of this Plan shall continue in force and effect in accordance with the provisions of the agreements evidencing such options, and shall continue to include by reference all of the relevant provisions of this Plan notwithstanding such termination.

        3. Certain Definitions. Unless the context otherwise requires, the following defined terms (and all other capitalized terms defined in this Plan) shall govern the construction of this Plan, and any stock option agreements entered into pursuant to this Plan:

           a. "Code" means the Internal Revenue Code of 1986 as amended or superseded.

           b. "Common stock" shall mean the Common Stock of the Company, no par value.

           c. "Corporate Group" means the Company and any successor thereof, any and all parent corporations of the Company, and any and all subsidiary corporations of the Company as of the relevant date of determination. For these purposes "parent corporation" and "subsidiary corporation" shall be as defined in Sections 424(e) and 424(f) of the Code.

           d. "Permanent and total disability" shall have the same meaning as defined in Section 22(e)(3) of the Code.

           e. Except as otherwise expressly provided herein, "fair market value" means:

                (i) If the common stock of the Company is not then traded on a Public Market (as hereinafter defined), then the "fair market value" of the shares of such common stock of the Company shall be as determined by the Board in good faith based upon the then current value of the stock in terms of present earnings and future prospects of the Company as of the relevant date, or pursuant to such other or additional standards as required by applicable law; or

                (ii) If the common stock of the Company is then traded on a Public Market, then the "fair market value" of the shares of such common stock of the Company shall be the closing
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        price of such stock on the principal exchange or securities market on which such stock is then listed or admitted to trading on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable. If there are no reported sales of such stock of the Company on such principal exchange or securities market on said date, then the closing price for such stock on such exchange or market on the next preceding trading day for which quotations do exist shall be determinative of fair market value, as reported by the Wall Street Journal or such other source as the Board deems reliable.

                (iii) If the common stock of the Company is quoted on the NASDAQ System (but not on the National Market System or Small Cap System thereof), then the "fair market value" of the shares of such common stock of the Company shall be either the selling price for such stock or the mean of the closing bid and asked prices for such stock on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable and as determined by the Board; provided however that the Board may use other good faith methods to determine "fair market value" of the common stock in the event that the Board determines that such selling price or such bid and asked prices are not a reliable indicator of fair market value due to low or sporadic volume trading or other relevant factors.

           f. "For cause" means (i) conviction of a crime involving moral turpitude or any felony; (ii) the repeated failure to perform or material neglect or incompetence in the performance of the regular duties of the Optionee as an employee of the Company or other member of the Corporate Group; (iii) knowing participation in any fraud or other material act of malfeasance related to the business of the Company or other member of the Corporate Group; or (iv) the imparting, disclosure or use of any confidential information in material violation of any then applicable employment agreement or nondisclosure agreement to which the Company or other member of the Corporate Group is a party; except as otherwise provided by the terms of the relevant Option Agreement. Nothing in this Plan is intended to change the nature of the at-will employment of an Optionee with the Company or other member of the Corporate Group.

           g. "Option" collectively means an Incentive Option or a Nonincentive Option granted to an Optionee hereunder pursuant to an Option Agreement.

           h. "Option Agreement" means the written agreement between the Company and an Optionee granting an Option hereunder.

           i. "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Shares under such Option.

           j. "Option Shares" mean the shares of the common stock of the Company issued or issuable by the Company pursuant to the exercise of an Option granted hereunder; all stock or securities received in replacement of the Option Shares in connection with a recapitalization, reorganization, merger or other transaction subject to Section 5(b) hereof; all stock or other securities received as stock dividends or as a result of any stock splits; and all new, substituted or additional stock or other securities to which an Optionee may be entitled by reason of the exercise of an Option or the ownership of the Option Shares.

           k. "Optionee" means the eligible person to whom an Option is granted hereunder, and any permissible transferee thereof pursuant to Section 6(e) of this Plan. Any permissible transferee shall be bound by all of the terms and conditions and obligations of this Plan and the relevant Option Agreement.

           l. "Public Market" means a market where the common stock of the Company (i) is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) is traded on the over-the-counter market and prices are published daily on business days in a recognized national financial journal.

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           m. "Ten Percent Shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code, at the time such person is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation or corporations.

        4. Eligibility. The persons who shall be eligible to be granted Options pursuant to this Plan shall be the employees, officers, directors, consultants and/or advisors of the Company or any parent or subsidiary corporation of the Company, as the Board shall select from time to time in its sole discretion.

        5. Shares Subject to Plan.

           a. The stock issuable under this Plan shall be shares of the authorized but unissued or reacquired common stock of the Company. The aggregate number of shares of common stock which may be issued under this Plan shall be One Million (1,000,000) shares, subject to adjustment as provided in Section 5(b) hereof. In the event that any outstanding Option for any reason expires or is terminated or cancelled in whole or in part, the Option Shares allocable to any unexercised portion of such Option shall be available for subsequent grants hereunder.

           b. In the event the Company shall change the outstanding shares of its common stock into a different number or class of shares by means of any merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, combination, exchange, or other comparable change in the corporate structure of the Company effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and/or class of Option Shares and the Option Price per share of the stock subject to each outstanding and unexercised Option and with regard to the maximum number and/or class of shares of common stock of the Company issuable under this Plan, in order to prevent the dilution of benefits provided under such Options and this Plan. For these purposes (i) changes occurring on account of the issuance of shares of stock by the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt or other issuance of stock by the Company in a private or public offering for consideration shall not require any adjustment in the number or class of shares or the Option Price, and (ii) in the case of Incentive Options, any and all adjustments provided for hereunder shall fully comply with Sections 422 and 424 of the Code.

           c. Neither the grant of an Option nor any other provision hereof shall in any way affect the right of the Company to adjust, reclassify, restructure, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

        6. Grant of Options; Option Agreements. Each Option granted pursuant to this Plan shall be authorized by the action of the Board and shall be evidenced by an Option Agreement between the Company and the person to whom such Option is granted, in the form and substance satisfactory to the Board from time to time and consistent with and pursuant to this Plan. Without limiting the foregoing, each Option Agreement shall be deemed to include and incorporate by reference each and all of the following terms and conditions:

           a. Grant Date. The date stated in the Option Agreement as the grant date of the Option shall be the "Grant Date" of the Option for all purposes hereof. Notwithstanding the foregoing, an Option shall not be effective and legally enforceable hereunder until the completed execution and delivery of the written Option Agreement by the Optionee and a duly authorized officer of the Company.

           b. Term of Option. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided however that no Option shall be

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exercisable after the expiration of ten (10) years from the date such Option is granted; or in the case of a Ten Percent Shareholder, after the expiration of five (5) years from the date such Option is granted.

           c. Right to Exercise; Vesting. The right to exercise an Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the Option in all events, subject to reasonable conditions such as the continued employment of the Optionee and specifically subject to Section 6(h) of this Plan. Except as otherwise expressly provided in the relevant Option Agreement and subject to the expiration or earlier termination of the Option, the vesting period of the Option shall be for a period of four (4) years as follows:

                (i) The Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Grant Date of the Option;

                (ii) The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the Option; and

                (iii) The Option thereafter shall become exercisable with respect to an additional One Forty-Eighth (1/48) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the Option.

Exercisable installments may be exercised by the Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares.

           d. Option Price. The Option Price for each Option shall be as determined in the sole discretion of the Board from time to time; provided however that:

                (i) The Option Price for Incentive Options shall be not less than 100 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Incentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

                (ii) The Option Price for Nonincentive Options shall be not less than 85 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Nonincentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

           e. Non-Transferability. No Option shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee solely by the Optionee. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of any Option or Option Agreement shall be void ab initio.

           f. Exercise of the Option. Except as otherwise provided in the relevant Option Agreement, in order to exercise an Option with respect to all or any part of the Option Shares for which an Option is then exercisable, Optionee (or the executor, administrator, heir or devisee of Optionee after the death of Optionee) must do the following:

                (i) Provide the Secretary of the Company with written notice of such exercise, specifying the number of Option Shares for which the Option is being exercised;

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                (ii) Pay the Option Price for the Option Shares being purchased in one or more of the following forms: (1) full payment in cash or check of the Option Price in United States Dollars for the Option Shares being purchased; (2) in the event the common stock of the Company is then traded on a Public Market, full payment in shares of common stock of the Company having a fair market value on the Exercise Date equal to the Option Price for the Option Shares being purchased, and held for such period required for purposes of Section 16(b) of the Securities Exchange Act of 1934 to the extent applicable; or (3) in the event the common stock of the Company is then traded on a Public Market, full payment by a combination of such shares of common stock of the Company valued at fair market value on the Exercise Date and cash or check payable to the order of the Company, equal in the aggregate to the Option Price for the Option Shares being purchased; and

                (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option, if other than Optionee, have the right to exercise such Option. For these purposes, the "Exercise Date" of the Option shall be the date on which the Secretary of the Company receives written notice of the exercise of such Option, together with full payment of the Option Price for the Option Shares being purchased. In the event the Board determines in its sole discretion for any reason that shares of common stock of the Company cannot be reasonably valued at fair market value as of the Exercise Date notwithstanding their trading on a Public Market as herein defined, then full payment of the Option Price for the Option Shares shall be made only in cash or check payable to the order of the Company. The certificate or certificates for the Option Shares shall be registered in the name of Optionee, or if applicable, in the name of the estate, heirs or devisees of Optionee.

           g. Tax Withholding. At the time an Option is exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to the Company for all federal, state and other jurisdiction tax withholding obligations of the Company or any parent or subsidiary thereof which may arise in connection with the Option, if any, including without limitation obligations arising upon (i) the grant of such Option, (ii) the exercise of such Option in whole or in part, (iii) the transfer of any Option Shares or other property or consideration of any kind in connection with the exercise of such Option, (iv) the operation of any law or regulations providing for the imputation of interest or any other income or payment, or (v) the lapsing of any restriction with respect to any Option Shares.

           h. Earlier Termination of Option Term. An Option shall terminate prior to the expiration date of the Option as follows:

                (i) Termination For Cause. If the Company terminates the employment of an Optionee for cause, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the termination of the employment of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                (ii) Voluntary Termination. If the Optionee voluntarily terminates his or her employment with the Company, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of thirty (30) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                (iii) Termination Without Cause. If the Company terminates the employment of the Optionee without cause (other than in the case of death or permanent and total disability), then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of sixty (60) days from the date the employment of the Optionee is terminated or (2) the expiration date of the

        Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                (iv) Removal of Director For Cause. If an Optionee is removed as a director for cause as defined by applicable law, then any Option granted to the Optionee in his or her capacity as a director shall terminate and cease to be exercisable upon the earlier of (1) the termination of the directorship of the Optionee or (2) the expiration date of such Option. No additional right to exercise such Option with respect to any Option Shares shall vest from and after the date the directorship of the Optionee is terminated.

                (v) Death of Optionee. In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Optionee or the heirs or devisees of the Optionee (as the case may be) shall have the right to exercise the Option to the extent the Optionee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the death of the Optionee.

                (vi) Disability of Optionee. In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her employment or directorship or engagement with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one
        (1) year from the date of such termination of employment or directorship or engagement or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the termination of the employment or directorship or engagement of the Optionee.

                (vii) Employment by Corporate Group. For purposes of this Section, if during the term of the Option the Optionee transfers as an employee from the Company to another member of the Corporate Group, the employment of the Optionee shall not be deemed to have terminated or ceased hereunder and all references to the Company herein shall be deemed to include such member of the Corporate Group. For purposes hereof the employment of the Optionee shall be deemed to have terminated either upon actual termination of employment or upon the employer of Optionee ceasing to be a member of the Corporate Group, unless said employer or its successor assumes the Option pursuant to the terms hereof.

           i. Common Stock Voting Rights. This Plan and any Option Agreement hereunder shall be in full compliance with Section 260.140.1 of the Rules of the California Commissioner of Corporations (as amended or superseded) regarding the voting rights of common stock.

           j. Other Provisions. An Option Agreement may contain such other terms, provisions and conditions, including but not limited to provisions accelerating the right to exercise an Option, special forfeiture conditions, other rights of repurchase, other rights of first refusal, and restrictions on transfer of Option Shares issued hereunder, not inconsistent with the provisions of this Plan or applicable law, as may be determined by the Board in its sole discretion.

        7. Repurchase Rights of Company.

           a. Repurchase Event. Except as otherwise provided by the relevant Option Agreement, the term "Repurchase Event" for purposes of this Plan and the relevant Option Agreement shall be defined as the

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termination of the Optionee as an employee or director or consultant or advisor of the Company at any time for any reason, with respect the Option Shares acquired pursuant to exercise of any Option granted to the Optionee in connection with such employment or directorship or engagement.

           b. Repurchase Right. Except as otherwise provided by the relevant Option Agreement, upon the occurrence of any Repurchase Event the Company shall have the irrevocable right and option but not the obligation ("Repurchase Right") to purchase all or any part of the Option Shares for the Repurchase Price as hereinafter defined, on the following terms and conditions:

                (i) The Company shall have a period of ninety (90) days after
        (1) the date of termination of the employment or directorship or engagement of Optionee, or (2) the last date on which the Optionee or his or her successor or representative exercises the Option in whole or in part, whichever is later, to exercise the Repurchase Right. The Repurchase Right shall be exercised by the delivery of written notice by the Company to the Optionee or his or her successor or representative ("Repurchase Notice"), setting forth the number of Option Shares being repurchased and the amount of the Repurchase Price. The Repurchase Right shall lapse at the end of the relevant 90-day period if not exercised by the Company. Any lapse of the Repurchase Right with respect to any Option Shares shall not affect any other rights of the Company under this Plan or the relevant Option Agreement.

                (ii) The Repurchase Price for the Option Shares being repurchased by the Company shall equal the fair market value of the Option Shares being repurchased determined as of the date of the Repurchase Event by the written opinion of a qualified independent appraisal firm designated in writing by the Company; and the cancellation of any indebtedness of Optionee to the Company or any other member of the Corporate Group shall be deemed payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled; provided however that if the employment of Optionee is terminated for cause, the Repurchase Price for the Option Shares shall be equal to the Option Price unless otherwise provided by the relevant Option Agreement.

                (iii) Within ten (10) days of delivery of the Repurchase Notice, the Optionee or his or her successor or representative shall be required to tender all of such Option Shares to the Company for repurchase. The Repurchase Price shall be paid in full upon the tendering of such Option Shares. The failure to tender the Option Shares to the Company shall be a material breach for which the Company shall be entitled to immediate legal and equitable relief. Without limiting the generality of the foregoing, in the event of the failure to tender such Option Shares (1) the Optionee or his or her successor or representative shall have no rights as a shareholder of the Option Shares (including without limitation any right to vote or to dividends or liquidation proceeds), and (2) the Company thereupon shall have the right to unilaterally transfer the Option Shares to the Company on the books of the Company and to tender and hold the amount of the Repurchase Price for the benefit of the Optionee. Upon execution of the relevant Option Agreement, each Optionee shall be deemed to irrevocably appoint and designate the Secretary or Assistant Secretary of the Company, and their respective successors in office, as his or her attorney-in-fact for and on his or her behalf and on behalf of his or her successors and representatives for such purposes.

           c. Termination on Public Offering. Notwithstanding any other provision of this Section, the Repurchase Right of the Company shall terminate and thereafter be of no force or effect upon the initial public offering of the common stock of the Company for sale in a Public Market.

           d. Assignment of Repurchase Right. The Company shall have the right to assign the Repurchase Right at any time.

        8. Right of First Refusal. In addition to any Repurchase Right of the Company, if the Optionee receives a bona fide offer ("Offer") from any third person or entity ("Third Party") to purchase all or any part of the Option Shares of said Optionee and the Optionee intends to sell or otherwise transfer the Offered Shares to the Third Party, then the following provisions shall be applicable:

           a. Notice. The Optionee shall give prompt written notice of the Offer ("Offer Notice") to the Company which shall set forth ------ all material terms of the Offer and the identity of the Third Party and shall include a copy of a written Offer.

           b. Right of First Refusal. The Company shall have the irrevocable right and option ("Right of First Refusal"), but not the obligation, to purchase all of such Option Shares pursuant to the terms of the Offer. Such Option shall be exercisable by the Company within thirty (30) days from the receipt of the Offer Notice, by delivery of written notice of exercise to the Optionee. In the event the Option is exercised by the Company, the purchase price for such Option Shares shall be the amount specified in the Offer and except as otherwise provided herein shall be payable on the terms and at the times specified in the Offer. The exercise or failure to exercise by the Company of such Right of First Refusal shall not affect the rights of the Company with respect to any other Offer Notice. In the event the Offer Notice provides for payment other than in cash, the Company shall have the option of paying for such Option Shares by the discounted cash equivalent of the consideration described in the Offer Notice as reasonably determined by the Company.

           c. Sale Period. If the Company does not exercise its Right of First Refusal for such Option Shares, then the Optionee shall have the right to sell or otherwise transfer such Shares to the Third Party in accordance with all material terms of the Offer within six (6) months after the expiration of the relevant exercise period of the Company. Upon the expiration of such transfer period any of the Option Shares not transferred by the Optionee to the Third Party hereunder shall again become subject to the rights and restrictions of this Section. The Company shall have the right to demand further assurances from the Optionee and the Third Party, in a form satisfactory to the Company, that the transfer of such Option Shares was bona fide and consummated in fact on the terms and conditions set forth in the Offer Notice.

           d. Termination on Public Offering. Notwithstanding any other provision of this Section, the Right of First Refusal of the Company shall terminate and thereafter be of no force or effect upon the initial public offering of the common stock of the Company for sale in a Public Market.

           e. Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time.

        9. Restrictions on Grant or Stock Issuance.

           a. The grant of Options and the issuance of Option Shares shall be conditioned upon and subject to compliance with all of the applicable requirements of federal and state laws with respect to such securities on the relevant dates of determination; and to the entering into of such covenants, representations and warranties by the Optionee as required under applicable laws in the judgment of the Company or its counsel in its sole discretion with respect to the grant of the Option and the issuance of the Option Shares thereunder. Without limiting the foregoing, the Company has no obligation to file a registration statement under the Securities Act of 1933 or under any similar act or law for the registration or qualification of any Option or any of the Option Shares or to otherwise assist any Optionee in complying with any exemption from registration.

           b. The certificate or certificates representing the Option Shares acquired by exercise of the Option shall bear such legends as determined by the Company in its sole and absolute discretion, including without limitation any applicable federal or state securities law or corporate law restrictions and legends setting forth the Repurchase Right and Right of First Refusal of the Company. In order to ensure compliance with the restrictions set forth in this Plan and the Option Agreement, the Company also may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

       10. No Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any of the Option Shares subject to an Option until the date of the issuance of a stock certificate(s) for the Option Shares for which the Option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 5(b) of this Plan.

       11. No Rights in Other Capacities. Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as an employee or director or consultant or advisor of the Company (or any other member of the Corporate Group) or interfere in any manner with any right of the Company (or any other member of the Corporate Group or other relevant entity) to terminate the employment or directorship or engagement of an Optionee at any time. No Optionee shall have any authority to act on behalf of the Company in any capacity with respect to his or her own participation in this Plan or with respect to his or her own Option Agreement or Option granted hereunder.

       12. Use of Proceeds. The proceeds received by the Company from the payment of the Option Price pursuant to exercise of an Option shall be used for such corporate purposes as determined by the Board in its discretion.

       13. Lock-Up Restrictions. In connection with any underwritten public offering of stock or other securities of the Company, including without limitation an initial public offering by the Company of its common stock, made by the Company pursuant to an effective registration statement filed under applicable federal securities acts, the Optionee shall fully comply with and cooperate with the Company and any managing underwriter in connection with any stock "lock-up" or "standstill" agreements or similar restrictions on the offer or sale or contract to sell or other transfer or assignment or pledge or loan or other encumbrance of the shares of the common stock of the Company (including without limitation any of the Option Shares) generally applicable to similarly situated shareholders or optionholders of the Company.

       14. Mandatory Notice of Disposition. The Optionee shall transfer or dispose of any of the Option Shares only in compliance with the provisions of this Plan and the Option Agreement. Without limiting the other provisions of this Plan or the Option Agreement, in the event the Optionee disposes of any of the Option Shares within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of the Option Shares to the Optionee in connection with an exercise of the Option, whether such disposition is made by sale, exchange, gift or otherwise, then the Optionee shall notify the Chief Financial Officer of the Company of such disposition in writing within thirty
(30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such Option Share or Option Shares by the Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to withhold from the Optionee or to require the Optionee to immediately pay to the Company the aggregate amount of taxes, if any, which the Company is required to withhold under federal or state or other applicable law as a result of the granting or exercise of the subject Option or the disposition of the subject Option Shares.

       15. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of any Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

       16. Termination or Amendment of Plan.

           a. The Board may at any time terminate or amend this Plan prior to the expiration of this Plan, provided however that without the approval of the shareholders of the Company there shall be: (i) no increase in the total number of shares of stock which may be issued under this Plan (except by operation of the provisions of Section 5(b) hereof), and (ii) no change in the classes of persons eligible to be granted Options.

           b. No amendment of this Plan may adversely affect any then outstanding Option or any unexercised portion thereof without the consent of the Optionee; provided however that subject to Section 16(a) hereof the Board expressly reserves the right to amend the terms and provisions of this Plan and of any outstanding Options under this Plan to the extent necessary to qualify such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

       17. Financial Statements. Subsequent to the Effective Date of the Plan, the Optionees shall receive financial statements --------------------- from the Company on at least an annual basis to the extent required by the then applicable Rules of the Commissioner of Corporations for the State of California or as otherwise required by law.

       18. Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Plan or any Option Agreement (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

       19. Administration. This Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any references in this Plan to the Board shall also be deemed to refer to such committee of the Board if appointed for such purposes with the relevant powers. The Board may also at any time terminate the functions of such committee and reassume all powers and authority previously delegated to the committee. The Board is authorized to establish such rules and regulations as it may deem appropriate for the proper administration of this Plan and to make such determinations under, and issue such interpretations of, this Plan and any Option Agreement or Option granted hereunder as it may deem necessary or advisable. All questions of interpretation of this Plan or any Option Agreement or Option granted hereunder shall be determined by the Board and shall be final and binding upon all persons having an interest in this Plan or any Option Agreement or Option granted hereunder. No member of the Board shall vote on any matter concerning his or her own participation in this Plan. No member of the Board shall be liable for any action or interpretation made in good faith hereunder.

       20. General Provisions.

           a. This Plan constitutes the entire COMC, Inc. 1999 Stock Option Plan, subject to termination or amendment as herein provided. In the event of any conflict between the terms or provisions of this Plan and any Option Agreement for any Option granted hereunder, the terms and provisions of this Plan shall control.

           b. This Plan shall be construed in accordance with and governed by the laws of the State of California without reference to the principles of conflicts of law.

           c. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Plan shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of this Plan and the intended qualification of this Plan pursuant to Section 422 of the Code and pursuant to Section 25102(o) of the California Corporations Code and the respective regulations and rules thereunder (as amended or superseded).

           d. When the context requires, the plural shall include the singular and the singular the plural and any gender shall include any other gender. Section headings are for convenience only and are not part of this Plan.

       21. Copies of Plan. A complete copy of this Plan as then in effect shall be delivered to each Optionee at or before the time such person executes and delivers the relevant Option Agreement.




DATE OF ADOPTION OF THIS PLAN BY THE BOARD OF DIRECTORS OF THE COMPANY:
___________________, 1999



DATE OF APPROVAL OF THIS PLAN BY THE SHAREHOLDERS OF THE COMPANY:
___________________, 1999

                                                             No. _______________



                                   COMC, INC.
                        INCENTIVE STOCK OPTION AGREEMENT




         COMC, Inc. ("Company") is granting you an incentive stock option to purchase shares of the Common Stock of the Company as follows ("Option"):


        Name of Optionee ("Optionee"):      __________________________________

        Address of Optionee:                __________________________________

                                            __________________________________

                                            __________________________________

        Grant Date ("Grant Date"):                   November 30, 1999

        Total Number of Shares of
        Common Stock Subject
        to Option ("Option Shares"):        __________________________________

        Exercise Price Per Share
        ("Exercise Price"):                 $.50

        Vesting Commencement Date:          November 30, 2000

        Period of Vesting:                  five (5) years



        Term:                               10 years from the Grant Date
                                            subject to earlier termination under
                                            this Agreement

           The Company and Optionee agree that the following terms and conditions shall be applicable to this Option:

           1. Additional Definitions:

              (a) "Agreement" shall mean this Incentive Stock Option Agreement between the Company and Optionee.

              (b) "Board" shall mean the Board of Directors of the Company.

              (c) "Code" shall mean Internal Revenue Code of 1986 as amended or superseded.

              (d) "Company" shall mean COMC, Inc., a Illinois corporation.

              (e) "Plan" shall mean the COMC, Inc. 1999 Stock Option Plan and all section references therein as amended or superseded during the term of this Agreement; and all section references therein shall be defined as said 1999 Stock Option Plan as amended or superseded during the term of this Agreement.

              (f) "Term" shall be the term of this Agreement as defined in
Section 4 hereof.

           2. Grant of Option. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and the Plan, the Company hereby grants to Optionee as of the Grant Date this Option to purchase up to the stated number of the Option Shares of the Common Stock of the Company during the Term hereof at an Exercise Price per share provided in this Agreement. For these purposes "Option Shares" also shall include such stock or other securities as defined by the Plan. This is a grant of an "incentive stock option" as defined by Section 422 of the Code.

           3. Right to Exercise. The Option shall be exercisable by Optionee solely in accordance with the five (5) year vesting schedule provided by Section 6(c) of the Plan. Exercisable installments may be exercised by Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares. At the time of exercise the completed and signed Notice of Exercise attached hereto and made a part of this Agreement shall be delivered to the Secretary of the Company by Optionee.

           4. Option Term. Subject to earlier termination as provided for in the Plan, the specified term of the Option ("Term") shall be the period commencing as of the Grant Date and ending on the expiration of ten (10) years from the Grant Date. Upon the expiration of the Term or earlier termination of the Option as provided for in the Plan, the Option shall cease to be exercisable and shall be of no further force or effect. Such events of earlier termination include but are not limited to termination of the employment of Optionee.

           5. Non-Transferable. The Option shall not be transferable or assignable by Optionee other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of Optionee solely by Optionee. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of the Option or this Agreement shall be void ab initio.

           6. Plan; Controlling Terms.

              (a) The Option granted hereunder and this Agreement shall be governed by and subject to each and all of the terms and provisions of the Plan, which is hereby incorporated by reference in its entirety. All capitalized or other terms not defined herein shall have the same meaning as in the Plan. In the event of any conflict between the Plan and this Agreement, the Plan shall control. Optionee acknowledges receipt of a copy of the Plan and the opportunity to review the Plan and to consult with his or her legal advisors concerning the Plan and this Agreement.

              (b) OPTIONEE ACKNOWLEDGES AND AGREES THAT THE PLAN CONTAINS IMPORTANT TERMS AND PROVISIONS THAT WILL APPLY TO AND CONTROL THE OPTION AND THIS AGREEMENT. THOSE TERMS INCLUDE WITHOUT LIMITATION IMPORTANT CONDITIONS AND LIMITATIONS ON THE RIGHT OF OPTIONEE TO EXERCISE THE OPTION; IMPORTANT RESTRICTIONS ON THE RIGHT OF OPTIONEE TO TRANSFER THE OPTION OR THE OPTION SHARES RECEIVED UPON EXERCISE OF THE OPTION; EARLY TERMINATION OF THE OPTION FOLLOWING THE OCCURRENCE OF CERTAIN EVENTS, INCLUDING TERMINATION OF THE EMPLOYMENT OF OPTIONEE FOR ANY REASON; PROCEDURES FOR EXERCISING THE OPTION; THE RIGHT OF THE COMPANY TO REPURCHASE THE OPTION STOCK; THE RIGHT OF FIRST REFUSAL OF THE COMPANY TO PURCHASE THE OPTION STOCK; TAX WITHHOLDING AND NOTICE OBLIGATIONS; AND OTHER SUBSTANTIAL RESTRICTIONS AND OBLIGATIONS IN ADDITION TO THOSE IN THIS AGREEMENT.

           7. Acceleration of Exercise Right In Certain Events.


              (a) Acceleration Events. Notwithstanding any other right to exercise the Option, the Option shall become fully exercisable during the fifteen (15) day period ("Accelerated Exercise Period") immediately prior to the scheduled consummation of:

                  (i) The sale or other transfer of more than Fifty Percent (50%) of the capital stock of the Company in one or more related transactions for material consideration to any person or entity or group of persons or entities not previously shareholders of the Company and not owned or controlled by a majority of the previous shareholders of the Company, with such shareholder status determined immediately prior to the transaction; or

                  (ii) The sale or other transfer of all or substantially all of the assets of the Company in one or more related transactions not in the ordinary course of the business of the Company to unrelated third parties, whether by sale, exchange, merger, consolidation, reorganization, dissolution or liquidation (collectively "Acceleration Events");

other than (1) any public offering of capital stock of the Company in a Public Market (as defined in the Plan); (2) any transaction in which the Company is a surviving parent of the transferee corporation or entity or is a surviving subsidiary of a transferee parent corporation or entity owned or controlled by a majority of the previous shareholders of the Company, with such shareholder status determined immediately prior to the transaction; (3) any sale or transfer of the capital stock owned or controlled by the majority shareholder or shareholders of the Company to trusts or comparable entities for the primary benefit of such shareholders or their family members or to the estate, heirs or devisees of any such shareholder in the event of his or her death; or (4) any transaction in which the Company reincorporates in another jurisdiction or engages in other internal reorganization or changes in corporate structure without the receipt of consideration; none of which shall be Acceleration Events hereunder. The Company's Board of Directors may, however, at its sole and absolute discretion, elect to treat any of the above-referenced events and/or any other events as Acceleration Events, with the Option becoming fully exercisable during the Accelerated Exercise Period prior to such event(s).

              (b) Substitution or Assumption of Option. Notwithstanding any other provision hereof, no accelerated exercise of the Option shall be permitted if the terms of the Acceleration Event provide, as a condition of the consummation of such transaction, that the Option (or class of outstanding options of which the Option is a part) shall either be assumed by a successor corporation (or parent thereof) or be replaced with a comparable substitute option to purchase shares of capital stock of a successor corporation (or parent thereof), which substitution or assumption shall comply with Sections 422 and 424 of the Code; and the Option may be assumed or replaced pursuant to such transaction. Determination of comparability in the case of any substitute option shall be made by the Board of Directors of the Company and shall be final, binding and conclusive on Optionee. Optionee agrees to execute and deliver such documents as reasonably required to effect such assumption or substitution hereunder.

              (c) Conditional Exercise; Termination. Any permitted exercise of the Option during the Accelerated Exercise Period hereunder shall be conditioned upon the consummation of the Acceleration Event and shall be effective only immediately prior to such consummation, provided that Optionee may indicate in writing that such exercise is unconditional with respect to all or part of the Option then exercisable without regard to the acceleration provisions of this Section. Upon consummation of the Acceleration Event, the Option shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof. In the event such Acceleration Event is not consummated, the Option shall revert to being exercisable in accordance with the vesting schedule.

              (d) Exercise Period. In the event the expiration or earlier termination of the Term shall occur prior to the expiration of the Accelerated Exercise Period provided in this Section, then the Accelerated Exercise Period shall be shortened to said expiration or earlier termination of the Term.

           8. Tax Status of Option.

              (a) The Option is intended to be an incentive stock option as defined by Section 422 of the Code, but the Company does not represent or warrant that the Option so qualifies. Optionee should consult with his or her own tax advisors regarding the tax effects of the Option and the requirements for favorable tax treatment under Section 422 and other provisions of the Code, including but not limited to holding period requirements. In the event that the aggregate value of the Option Shares under the Option and all other incentive stock options held by Optionee (whether granted by the Company or any parent or subsidiary corporation thereof) first exercisable during the same period exceeds the dollar amount or other limitation then applicable under the Code, all or part of the Option may not qualify as an incentive stock option under the Code and could be subject to adverse tax consequences.

              (b) Optionee hereby acknowledges that the rules and requirements of Section 83 of the Code, including without limitation the election available under Section 83(b) thereof, may be applicable to the receipt of Option Shares by Optionee pursuant to this Agreement and the Plan. In the event that the Option or any part thereof is not classified as an incentive stock option under
Section 422 of the Code, Optionee acknowledges that the exercise of the Option and the filing or failure to file an election under Code Section 83(b) in timely manner may result in adverse tax consequences to Optionee.

           9. Limitations on Share Transfer; Mandatory Notice of Disposition. Optionee shall transfer or dispose of the Option Shares only in accordance with the provisions of this Agreement and the Plan. Without limiting the foregoing, mandatory notice of disposition of any Option Shares must be made to the Company as provided in the Plan and such disposition may be subject to tax withholding or payments by Optionee.

           10. Securities Laws; Restrictions on Grant or Issuance. THE RESTRICTIONS ON THE TRANSFER OF THE OPTION OR THE OPTION SHARES SHALL BE IN ADDITION TO ANY OTHER LIMITATIONS ON TRANSFER OR EXERCISE OF THE OPTION OR ISSUANCE OR TRANSFER OF THE OPTION SHARES IMPOSED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE GRANT OF THE OPTION AND THE EXERCISE OF THE OPTION AND THE ISSUANCE OF THE OPTION SHARES UPON EXERCISE OF THE OPTION AND ANY RESALE OR OTHER TRANSFER OF SUCH OPTION SHARES BY OPTIONEE SHALL BE SUBJECT TO COMPLIANCE WITH ALL APPLICABLE REQUIREMENTS OF FEDERAL OR STATE LAW WITH RESPECT TO SUCH SECURITIES. Notwithstanding any contrary provision of this Agreement:

              (a) Optionee understands that since the Option is not transferable, and since the Option Shares have not been and may not be registered or exempt under applicable statutes, Optionee may bear the economic risk of the investment for an indefinite period of time. The Option Shares may not be sold or otherwise disposed of until such time as the Option Shares are registered under the Securities Act of 1933 ("Securities Act") or the Option Shares may be sold pursuant to an applicable exemption from the registration requirements of the Securities Act. Optionee understands that the Company has no obligation to file a registration statement under the Securities Act for the Option or the Option Shares or to otherwise assist Optionee in complying with any exemption from registration.

              (b) Optionee represents and warrants that the Option is being acquired and the Option Shares will be acquired upon exercise for his or her own account and not with a view to or for sale in connection with any distribution of such securities. Optionee further acknowledges that any investment in the Common Stock of the Company is inherently speculative and illiquid and subject to material risks.

              (c) As a condition to the exercise of the Option, the Company may require Optionee to satisfy any qualifications that may be necessary or appropriate in the sole judgment of the Company or its counsel to evidence compliance with any applicable law or regulation and to make any written representation or warranty with respect thereto as may be requested by the Company.

              (d) If the Company is prohibited by law from issuing the Option Shares or any part thereof after exercising its best efforts to obtain all required permits or other legal or administrative approvals to do so, then notwithstanding any other provision of this Agreement the Company shall be relieved of its obligations to issue such Shares hereunder until such permits or approvals are obtained.

           11. Assignment; Binding Effect.

              (a) The Company may transfer or assign any of its rights or obligations under this Agreement or the Plan, including without limitation the Repurchase Right and First Refusal Right. Optionee shall have no right to transfer or assign any of the rights and obligations of Optionee under the Option or this Agreement, subject to Section 5 hereof in the case of a will or the laws of descent and distribution.

              (b) Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon each of the parties hereto and the officers, directors, employees, shareholders, owners, agents, representatives, parents, subsidiaries, affiliates, successors and assigns of the Company, and the spouses, representatives, executors, administrators, heirs, devisees, agents, successors and assigns of Optionee.

           12. Representations and Warranties.

              (a) Optionee represents and warrants that he or she has read the Plan and this Agreement and has had the opportunity to consult with his or her legal advisors concerning the legal and tax effects of the Plan and this Agreement and the Option.

              (b) Each party represents and warrants that such party has the full right, power, legal capacity and authority to enter into and execute this Agreement and to discharge all of its obligations under the terms hereof, and that such party does not have any outstanding obligation and is not a party to any outstanding agreement which obligation or agreement is inconsistent with this Agreement. This Agreement has been duly executed and delivered by said party, and constitutes its valid and legally binding agreement and obligation and is enforceable in accordance with its terms.

           13. Miscellaneous.

              (a) This Agreement together with the Plan sets forth the entire agreement of the parties relating to the subject matter hereof, subject to the provisions of the Plan; and the Plan and this Agreement shall supersede any prior discussions, understandings and agreements concerning the grant of stock options or the issuance of option stock between the parties, provided however that this Agreement shall not supersede and shall be in addition to any separate fully executed written stock option agreement between the parties pursuant to any separate stock option grant by the Company. This Agreement may be amended by further written agreement signed by each of the parties.

              (b) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to the principles of conflicts of law.

              (c) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Agreement shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Agreement shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of the Plan and this Agreement and the intended qualification of the Plan and this Agreement pursuant to Section 422 of the Code and pursuant to Section 25102(o) of the California Corporations Code and the respective regulations and rules thereunder (as amended or superseded).

              (d) No remedy conferred by this Agreement or the Plan shall be exclusive of any other remedy, and each and all such remedies shall be cumulative. The waiver of any breach or violation of this Agreement in whole or in part shall not operate as a waiver of any subsequent breaches or violations of the same or a different kind. Any exercise or failure to exercise by a party of any rights or remedies under this Agreement shall not operate as a waiver of the right of such party to exercise the same or different rights or remedies in a subsequent event.

              (e) Both parties agree to execute any additional documents or instruments necessary or appropriate to fully effectuate out the purposes of this Agreement and which are consistent with the Plan.

              (f) Section headings in this Agreement are for the convenience of the parties and are not part of the agreement of the parties and shall not be used in the construction hereof. Whenever in this Agreement the context requires, references to the plural shall include the singular and the singular the plural, and each gender shall include all other genders. No provision in this Agreement shall be interpreted or construed against any party because such party or its counsel was the drafter thereof.

              (g) THIS AGREEMENT AND THE TERMS AND CONDITIONS HEREOF ARE CONFIDENTIAL AND OPTIONEE SHALL NOT DISCLOSE ANY OF THE TERMS OR CONDITIONS HEREOF TO ANY OTHER EMPLOYEE OF THE COMPANY OR TO ANY OTHER PERSON FOR ANY PURPOSE, OTHER THAN TO THE SPOUSE, LEGAL COUNSEL OR ACCOUNTING AND FINANCIAL ADVISORS OF OPTIONEE, OR TO THE APPROPRIATE EMPLOYEES OR REPRESENTATIVES OF THE COMPANY AS NECESSARY IN CONNECTION WITH THE ENFORCEMENT, MODIFICATION OR EXERCISE OF THIS AGREEMENT, OR AS REQUIRED IN CONNECTION WITH LEGAL PROCEEDINGS IN WHICH OPTIONEE IS A PARTY OR WITNESS.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered in duplicate on its behalf by its duly authorized officer, and Optionee has also executed and delivered this Agreement in duplicate, all on the date first above written.


                  COMC, INC.


                  By:      ____________________________
                  Name:    Christopher R. Smith
                  Title:   Chief Financial Officer

                  OPTIONEE


                  ----------------------------------
                  Name:

                                CONSENT OF SPOUSE


         I, ______________________________, the spouse of
_______________________________________ ("Optionee"), have read and approved the foregoing Incentive Stock Option Agreement between COMC, Inc. ("Company") and my spouse and the 1999 COMC, Inc. Stock Option Plan ("Plan"). In consideration of granting of the Option to my spouse, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and the Plan and any stock issued thereunder, and agree to be fully bound by the provisions of the Agreement and the Plan insofar as I may have any rights under such Agreement and the Plan or in any stock issued pursuant thereto under any community property laws or similar laws relating to marital property then in effect. I further acknowledge that in the event of the exercise of such Option, such shares of the common stock of said Company shall be issued in the name of my spouse and that the Company shall have no other obligations with respect thereto.



Dated:   As of _________________, __________.




_____________________________________

Name: _______________________________

                               NOTICE OF EXERCISE



TO:      Secretary of the Corporation
         COMC, Inc. ("Company")


         I hereby exercise my right under the COMC, Inc. Incentive Stock Option Agreement dated __________________, ____________ to purchase
_____________________________ (_____________) shares of the Common Stock of the
Company at the Exercise Price provided in the Agreement. In connection with the exercise of this right (i) I hereby make the required payment in full of the Exercise Price for such shares and (ii) I restate and reaffirm each of the provisions of Section 10 of the Agreement concerning federal and state securities laws. This exercise is effective on the date of this Notice and shall be subject to all of the terms and conditions of the Agreement and the Plan.


Dated:

                                            ____________________________________

                                            Name: ______________________________